EXHIBIT 10.3

SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is dated this 4th day of October, 2011 between CORNERSTONE REALTY FUND, LLC, a California limited liability company (“Seller”) and REXFORD INDUSTRIAL FUND V, L.P., a Delaware limited partnership (“Purchaser”).

BACKGROUND

Purchaser and Seller are parties to a Purchase and Sale Agreement made as of September 1, 2011, as amended by a First Amendment to Purchase and Sale Agreement dated September 30, 2011 (the “Purchase and Sale Agreement”), for six (6) industrial properties, described more fully in the Purchase and Sale Agreement. All capitalized terms not otherwise defined herein shall have the meanings given to those terms in the Purchase and Sale Agreement. Purchaser and Seller now desire to amend the Purchase and Sale Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, the parties, intending to be legally bound, hereby agree as follows:

1. The Property Inspection Period is hereby extended to expire at 5:00 PM Pacific Daylight time on October 11, 2011.

2. By execution of this Amendment, Purchaser and Seller certify that (i) except as otherwise expressly set forth herein, the Purchase and Sale Agreement is unmodified and in full force and effect, and (ii) neither Purchaser or Seller is in default of any of the terms of the Purchase and Sale Agreement.

3. This Amendment may be signed in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. This Amendment may be executed by facsimile or PDF e-mail signatures.

-SIGNATURES ON FOLLOWING PAGE-

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

SELLER:

CORNERSTONE REALTY FUND, LLC, a California limited liability company

By:	CORNERSTONE INDUSTRIAL PROPERTIES, LLC, a California limited liability company, Its Managing Member

	By:	CORNERSTONE VENTURES, INC., a California corporation, Its Managing Member

By:
		Name:	TERRY G. ROUSSEL
		Its:	CEO

PURCHASER:

REXFORD INDUSTRIAL FUND V, L.P., a Delaware limited partnership

By:	REXFORD FUND V MANAGER, LLC, a Delaware limited liability company, Its Manager

	By:	REXFORD SPONSOR LLC, a Delaware limited liability company, Its Manager

By:
Michael Frankel
			Its:	Manager